Exhibit 10.35

                                PLEDGE AGREEMENT


           This is a PLEDGE AGREEMENT, dated as of December 29, 2000 (as amended, modified or supplemented from time to time, the "Pledge Agreement"), made by each of the undersigned (each, a "Pledgor" and together with any other entity that becomes a party hereto pursuant to Section 24 hereof, collectively, the "Pledgors"), in favor of BANK ONE, KENTUCKY, NA, a national banking association with an office and place of business in Louisville, Kentucky, as Agent Bank (including any successor agent bank, the "Pledgee") for the benefit of the Banks (as defined below). Except as otherwise defined herein, terms used herein and defined in the Loan Agreement shall be used herein as therein defined.

                              W I T N E S S E T H:

           WHEREAS, the parties hereto have entered into a certain Loan Agreement dated as of December 29, 2000, by and among (i) BANK ONE, KENTUCKY, NA as Agent Bank; (ii) the BANKS identified on Schedule 1.1 thereto; (iii) NORTH ATLANTIC TRADING COMPANY, INC., a Delaware corporation with its principal office and place of business and chief executive office in New York, New York (the "Borrower") and (iv) the SUBSIDIARIES identified on Schedule 1.2 thereto, providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein;

           WHEREAS, pursuant to the Guaranty Agreement, dated as of December 29, 2000 (as amended, modified or supplemented from time to time, the "Guaranty Agreement"), by and among Pledgee and NATIONAL TOBACCO COMPANY, L.P., NORTH ATLANTIC OPERATING COMPANY, INC. and NATIONAL TOBACCO FINANCE CORPORATION each as a guarantor thereunder (each a "Subsidiary and collectively, the "Subsidiaries"), each Subsidiary has jointly and severally guaranteed to the Banks the payment when due of the Guarantied Obligations (as defined in the Guaranty Agreement);

           WHEREAS, it is a condition precedent to the making of Loans and the issuance of, and participation in, Letters of Credit under the Loan Agreement that each Subsidiary shall have executed and delivered to the Pledgee this Pledge Agreement;

           WHEREAS, each Pledgor desires to execute this Pledge Agreement to satisfy the conditions described in the preceding paragraph;

           NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

           1. SECURITY FOR OBLIGATIONS. This Pledge Agreement is made by each Pledgor to the Agent Bank for the benefit of the Banks to secure:


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            (i) the full and prompt payment when due (whether at the stated
            maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of such Pledgor, now existing or hereafter incurred under, arising out of or in connection with the Guaranty Agreement and any other Loan Document to which such Pledgor is a party and the due performance of and compliance by such Pledgor with the terms of the Guaranty Agreement and each other such Loan Document by such Pledgor (collectively, the "Loan Document Obligations");

            (ii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as defined in Section 3.4 hereof) and/or its security interest therein;

            (iii) in the event of any proceeding for the collection of the Obligations (as defined below) or the enforcement of this Pledge Agreement, after an Event of Default (such term, as used in this Pledge Agreement, shall mean any Event of Default under the Loan Agreement after the expiration of any applicable grace period) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

            (iv) all amounts paid by any Bank as to which such Bank has the right to reimbursement under Section 11 of this Pledge Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (iv) of this Section 1 being herein collectively called the "Obligations".

           2. DEFINITION OF STOCK NOTES, PARTNERSHIP INTERESTS, MEMBERSHIP INTERESTS, SECURITIES, ETC. As used herein,

            (i) the term "Stock" shall mean (x) all of the issued and outstanding shares of stock at any time owned by any Pledgor of any corporation (other than a corporation that is not organized under the laws of the United States or any State or territory thereof (a "Foreign Corporation") and (y) with respect to a Foreign Corporation that is a first-tier Subsidiary, all of the issued and outstanding shares of capital stock at any time owned by any Pledgor of any Foreign Corporation, provided that such Pledgor shall not be required to pledge hereunder (and the term "Stock" shall not include) more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote;

            (ii) the term "Notes" shaft mean all promissory notes at any time issued to, or held by, any Pledgor, provided that such Pledgor shall not be required to pledge hereunder (and the term "Notes" shall not include) any promissory notes issued to such Pledgor by any Subsidiary of such Pledgor which is a Foreign Corporation;


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            (iii) the term "Partnership Interest" shall mean the entire partnership interest at any time owned by any Pledgor in any partnership (any such partnership, a "Pledged Partnership");

            (iv) the term "Membership Interest" shall mean the entire membership interest at any time owned by any Pledgor in any limited liability company (any such limited liability company, a "Pledged LLC"); and

            (v) the term "Securities" shall mean all of the Stock, Notes, Partnership Interests and Membership Interests.

           Each Pledgor represents and warrants that on the date hereof (a) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed on Annex A hereto; (b) the Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex B hereto; (c) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as set forth in Annex B hereto; (d) the Notes held by such Pledgor consist of the promissory notes described in Annex C hereto; (e) such Pledgor is the holder of record and sole beneficial owner of the Stock and Notes held by such Pledgor and there exists no options or preemption rights in respect of any of the Stock, (f) the Partnership Interests and Membership Interests, as the case may be, held by such Pledgor constitute that percentage of the entire interest of the respective Pledged Partnership or Pledged LLC, as the case may be, as is set forth under its name in Annex D hereto; and (g) on the date hereof. such Pledgor owns or possesses no other Securities except as described on Annexes B, C and D hereto.

           3. PLEDGE OF SECURITIES, ETC.

           3.1 Pledge. To secure the Obligations and for the purposes set forth in Section 1, each Pledgor hereby:

            (i) grants and pledges to the Pledgee a security interest in all of the Collateral owned by such Pledgor,

            (ii) pledges and deposits as security with the Pledgee the Securities owned by such Pledgor on the date hereof, if any, and delivers to the Pledgee certificates or instruments therefor, duly endorsed in blank in the case of Notes and accompanied by undated stock or other powers duly executed in blank by such Pledgor in the case of Stock, Partnership Interests or Membership Interests, as the case may be, or such other instruments of transfer as are acceptable to the Pledgee;

            (iii) assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee all of such Pledgor's right, title and interest in and to such Securities (and in and to all certificates or instruments evidencing such Securities), to be held by the Pledgee, upon the terms and conditions set forth in this Pledge Agreement;


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            (iv) grants, pledges, assigns and transfers to the Pledgee all of such Pledgor's (x) Partnership Interests and all of such Pledgee's right, title and interest in each Pledged Partnership and (y) Membership Interests and all of such Pledgor's right, title and interest in each Pledged LLC, in each case including, without limitation:

                               (a) all the capital thereof and its interest in
                     all profits, losses and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests and/or Membership Interests;

                               (b) all other payments due or to become due to
                     such Pledgor in respect of such Partnership Interests and/or Membership Interests, whether under any partnership agreement, limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                               (c) all of its claims, rights, powers,
                     privileges, authority, options, security interest, liens and remedies, if any, under any partnership agreement, limited liability company agreement or at law or otherwise in respect of such Partnership Interests and/or Membership Interests;

                               (d) all present and future claims, if any, of
                     the Pledgor against any Pledged Partnership and any Pledged LLC for moneys loaned or advanced, for services rendered or otherwise;

                               (e) all of such Pledgor's rights under any
                     partnership agreement or limited liability company agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to the Partnership Interests and/or Membership Interests, including any power to terminate, cancel or modify any partnership agreement or any limited liability company agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of any Partnership Interests or Membership Interests and any Pledged Partnership and any Pledged LLC to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

                               (f) all other property hereafter delivered in
                     substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof, and

                               (g) to the extent not otherwise included, all
                     proceeds of any or all of the foregoing.


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           3.2 Subsequently Acquired Securities. If any Pledgor shall acquire
(by purchase, stock dividend or otherwise) any additional Securities at any time or from time to time after the date hereof, such Pledgor will forthwith pledge and deposit such Securities (or certificates or instruments representing such Securities) as security with the Pledgee and deliver to the Pledgee certificates or instruments thereof, duly endorsed in blank in the case of Notes and accompanied by undated stock or other powers duly executed in blank by such Pledgor (and accompanied by any transfer tax stamps required in connection with the pledge of such Securities) in the case of Stock, Partnership Interests or Membership Interests, as the case may be, or such other instruments of transfer as are acceptable to the Pledgee, and will promptly thereafter deliver to the Pledgee a certificate executed by a principal executive officer of such Pledgor describing such Securities and certifying that the same have been duly pledged with the Pledgee hereunder. No Pledgor shall be required at any time to pledge hereunder (x) any Stock which is more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote or (y) any promissory notes issued to such Pledgor by any Subsidiary of such Pledgor which is a Foreign Corporation.

           3.3 Uncertificated Securities. Notwithstanding anything to the contrary contained in Sections 3.1 and 3.2, if any Securities (whether or not now owned or hereafter acquired) are uncertificated securities, the respective Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 8-313 and 8-321 of the New York Uniform Commercial Code if applicable). Each Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated Securities promptly upon request of the Pledgee.

           3.4 Definitions of Pledged Stock, Pledged Notes, Pledged Partnership Interests, Pledged Membership Interests. Pledged Securities and Collateral. All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "Pledged Stock", all Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes", all Partnership Interests at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Partnership Interests", all Membership Interests at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Membership Interests", all Pledged Stock, Pledged Notes, Pledged Partnership Interests and Pledged Membership Interests, together are called the "Pledged Securities"; and the Pledged Securities, together with all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder, are hereinafter called the "Collateral".

           4. APPOINTMENT OF SUB-AGENTS, ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Securities, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.


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           5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing an Event of Default, each Pledgor shall be entitled to exercise all voting rights attaching to any and all Pledged Securities owned by it, and to give consents, waivers or ratifications in respect thereof, provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate, result in breach of any covenant contained in, or be inconsistent with, any of the terms of this Pledge Agreement, the Loan Agreement, or any other Loan Document (collectively, the "Secured Debt Agreements"), or which would have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee or any other Bank therein. All such rights of a Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing and Section 7 hereof shall become applicable.

           6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until an Event of Default shall have occurred and be continuing, all cash dividends, distributions or other amounts payable in respect of the Pledged Securities shall be paid to the respective Pledgor, provided that all dividends, distributions or other amounts payable in respect of the Pledged Securities which are determined by the Pledgee, in its absolute discretion, to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital not permitted by the Loan Agreement shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the Collateral (unless such cash dividends or distributions are applied to repay the Obligations pursuant to Section 9 of this Pledge Agreement). The Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:

            (i) all other or additional stock, or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Collateral;

            (ii) all other or additional stock or other securities or property (including cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

            (iii) all other or additional stock or other securities or property (including cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

            Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive the proceeds of the Collateral in any form in accordance with Section 3 of this Pledge Agreement. AN dividends, distributions or other payments which are received by the respective Pledgor contrary to the provisions of this Section 6 or
            Section 7 shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsements).

           7. REMEDIES IN CASE OF AN EVENT OF DEFAULT. (a) In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Pledge Agreement or any other Secured Debt Agreement or by law) for the


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protection and enforcement of its rights in respect of the Collateral, including, without limitation, all the rights and remedies of a secured party upon default under the Uniform Commercial Code of the State of New York, and the Pledgee shall be entitled, without limitation, to exercise any or all of the following rights, which each Pledgor hereby agrees to be commercially reasonable:

            (i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 to such Pledgor;

            (ii) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

            (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

            (iv) to vote all or any part of the Pledged Stock, Pledged Partnership Interests and Pledged Membership Interests (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so); and

                     (v) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided that at least 10 days' notice of the time and place of any such sale shall be given to such Pledgor. The Pledgee shall not be obligated to make such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise, and an rights, if any, of stay and/or appraisal which it now has or may at any time in the future have under rule of law or statute now existing or hereafter enacted. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of all Banks (or certain of them) may bid for and purchase (by bidding in Obligations or otherwise) all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any Bank shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto.


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           8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the
Pledgee provided for in this Pledge Agreement or any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Bank of any one or more of the rights, powers or remedies provided for in this Pledge Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Bank of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Bank to exercise any such right power or remedy shall operate as a waiver thereof Unless otherwise required by the Loan Documents, no notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Bank to any other further action in any circumstances without demand or notice. The Banks agree that this Pledge Agreement may be enforced only by the action of the Agent Bank acting pursuant to the provisions of the Loan Agreement and that no other Bank shall have any right individually to seek to enforce or to enforce this Pledge Agreement or to realize upon the security to be granted hereby.

           9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Pledge Agreement, together with all other moneys received by the Pledgee hereunder, shall be applied in the manner provided in Section 9 of the Security Agreement.

           (b) It is understood and agreed that the Pledgor shall remain liable to the extent of any deficiency between (x) the amount of the Obligations for which it is responsible directly or as a Guarantor that are satisfied with proceeds of the Collateral hereunder and (y) the aggregate outstanding amount of the Obligations.

           10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the, power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof

           11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Pledgee and the other Banks from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse the Pledgee and the other Banks for all reasonable costs and expenses, including reasonable attorneys' fees, growing out of or resulting from this Pledge Agreement or the exercise by the Pledgee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement except, with respect to clauses (i) and (ii) above, for those arising from the Pledgee's gross negligence or willful misconduct. In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Pledge Agreement other than to account


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for moneys or other property actually received by it in accordance with the terms hereof If and to the extent that the obligations of any Pledgor under this
Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

           12. FURTHER ASSURANCES, POWER OF ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Pledgee may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral hereunder and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Pledge Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder or thereunder.

           (b) Each Pledgor hereby appoints the Pledgee, such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee's reasonable discretion to take any action and to execute any instrument which the Pledgee may reasonably deem necessary or advisable to accomplish the purposes of this Pledge Agreement.

           13. THE PLEDGEE AS COLLATERAL AGENT. The Pledgee will hold in accordance with this Pledge Agreement all items of the Collateral at any time received under this Pledge Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Pledge Agreement, are only those expressly set forth in this Pledge Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in
Section 11 of the Loan Agreement.

           14. TRANSFER BY THE PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Pledge Agreement and the other Secured Debt Agreements).

           15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS. (a) Each Pledgor represents, warrants and covenants that:

                     (i) it is, or at the time when pledged hereunder will be, the legal, beneficial and record owner of, and has (or will have) good and marketable title to, all Securities pledged by it hereunder, subject to no pledge, lien, mortgage, hypothecation, security


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           interest, charge, option or other encumbrance whatsoever, except the liens and security interests created by this Pledge Agreement;

                     (ii) it has full power, authority and legal fight to pledge all the Securities pledged by it pursuant to this Pledge Agreement;

                     (iii) this Pledge Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

                     (iv) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, limited or general partner, member or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Pledge Agreement, (b) the validity or enforceability of this Pledge Agreement, (c) the perfection or enforceability of the Pledgee's security interest in the Collateral or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;

                     (v) the execution, delivery and performance of this Pledge Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to such Pledgor, or of the certificate of incorporation, certificate of formation, by-laws, certificate of limited partnership, partnership agreement or limited liability company agreement, as the case may be, of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, indenture, lease, loan agreement, credit agreement or other contract, agreement or instrument or undertaking to winch such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of (or the obligation to create or impose) any hen or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Pledge Agreement;

                     (vi) all the shares of the Stock have been duly and validly issued, are fully paid and non-assessable and are subject to no options to purchase or similar rights;

                     (vii) each of the Pledged Notes constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

                     (viii) the pledge, assignment and delivery to the Pledgee of the Securities (other than uncertificated securities) pursuant to this Pledge Agreement creates a valid and perfected first priority Lien in the Securities and the proceeds thereof, subject to no other Lien or to any agreement purporting to grant to any third party a Lien on the property or assets of such Pledgor which would include the Securities; and

                     (ix) it will defend the Pledgee's right, title and interest in and to the Partnership Interests, the Membership Interests and in and to the other Collateral pledged by it pursuant hereto or in which it has granted a security interest pursuant hereto against the claims and demands of all other persons whomsoever, and that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the Banks;

                     (x) it is the legal and beneficial owner of and has good title to its Partnership Interests and Membership Interests and has good title to all of the other Collateral pledged by it pursuant hereto or in which it has granted a security interest pursuant hereto, free and clear of all claims, pledges, liens, encumbrances and security interests of every nature whatsoever, except such as are created pursuant to this Pledge Agreement, and has the unqualified right to pledge and grant a security interest in the same as herein provided without the consent of any other Person, firm, association or entity which has not been obtained;

                     (xi) it has full power, authority and legal right to pledge the Partnership Interests and the Membership Interests pledged by it pursuant to this Pledge Agreement and such Partnership Interests and Membership Interests have been validly acquired and is fully paid for and is duly and validly pledged hereunder,

                     (xii) it is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any partnership agreement or limited liability company agreement to which such Pledgor is a party, and such Pledgor is not in violation of any other material provisions of any partnership agreement or limited liability company agreement to which such Pledgor is a party, or otherwise in default or violation thereunder, no Partnership Interest or Membership Interest is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any Person with respect thereto and as of the Closing Date, there are no certificates, instruments, documents or other writings (other than the partnership agreements and certificates, if any, delivered to the Collateral Agent) which evidence any Partnership Interest or Membership Interest of such Pledgor;

                     (xiii) the pledge and assignment of the Partnership Interests and the Membership Interests pursuant to this Pledge Agreement, together with the relevant filings, consents or recordings (which filings and recordings have been made or obtained), creates a valid, perfected and continuing first security interest in such

           Partnership Interests and Membership Interests and the proceeds thereof, subject to no prior hen or encumbrance or to any agreement purporting to grant to any third party a lien or encumbrance on the property or assets of such Pledgor which would include the Collateral;

                     (xiv) there are no currently effective financing statements under the UCC covering any property which is now or hereafter may be included in the Collateral and such Pledgor will, without the prior written consent of the Pledgee, execute and, until the Termination Date (as defined in Section 18(a) hereof), there will not ever be on file in any public office, any enforceable financing statement or statements covering any or all of the Collateral, except financing statements filed or to be filed in favor of the Pledgee as secured party;

                     (xv) it shall give the Pledgee prompt notice of any written claim relating to the Collateral and shall deliver to the Pledgee a copy of each other demand, notice or document received by it which may adversely affect the Pledgee's interest in the Collateral promptly upon, but in any event within 10 days after, such Pledgor's receipt thereof;

                     (xvi) it shall not withdraw as a partner of any Pledged Partnership or member of any Pledged LLC, or file or pursue or take any action which may, directly or indirectly, cause a dissolution or liquidation of or with respect to any Pledged Partnership or Pledged LLC or seek a partition of any property of any Pledged Partnership or Pledged LLC, except as permitted by the Loan Agreement;

                     (xvii) a notice in the form set forth in Annex E attached hereto and by this reference made a part hereof (such notice, the "Pledge Notice"), appropriately completed, notifying each Pledged Partnership and Pledged LLC of the existence of this Pledge Agreement and attached thereto a copy of this Pledge Agreement have been delivered by such Pledgor to the relevant Pledged Partnership or Pledged LLC, and such Pledgor has received and delivered to the Pledgee an acknowledgment in the form set forth in Annex F attached hereto (such acknowledgement, the "Pledge Acknowledgement"), duly executed by the relevant Pledged Partnership or Pledged LLC; and

                     (xviii) as of the date hereof, all of its Partnership Interest and Membership Interests are uncertificated and each Pledgor covenants and agrees that it will not approve of any action by any Pledged Partnership or Pledged LLC to convert such uncertificated interests into certificated interests; and

                     (xix) it will take no action which would violate or be inconsistent with any of the terms of any Secured Debt Agreement, or which would have the effect of impairing the position or interests of the Pledgee or any other Bank under any Secured Debt Agreement except as permitted by the Loan Agreement.

           16. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Pledge Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:

                     (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any of the Secured Debt Agreements, or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof,

                     (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Pledge Agreement;

                     (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee;

                     (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

                     (v) any bankruptcy, insolvency, reorganization, composition, adjustment dissolution, liquidation or other like proceeding relating to such Pledgor or any Subsidiary of such Pledgor, or any action taken with respect to this Pledge Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shaft have notice or knowledge of any of the foregoing.

           17. REGISTRATION. ETC. (a) If an Event of Default shall have occurred and be continuing and any Pledgor shall have received from the Pledgee a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Pledged Stock, such Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Stock, including, without limitation, registration under the Securities Act of 1933, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other governmental requirements, provided that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. Each Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars and other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify, to the extent permitted by law, the Pledgee, each other Bank and all others participating in the distribution of such Pledged Stock against all claims, losses, damages or liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee or such other Bank expressly for use therein.

           (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to Section 7, and such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Securities or part thereof by private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion, (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

           18. TERMINATION; RELEASE. (a) After the Termination Date (as defined in this Section 18(a) below) this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the respective Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Pledge Agreement as provided above, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Pledge Agreement, together with any moneys at the time held by the Pledgee hereunder. As used in this Pledge Agreement, "Termination Date" shall mean the date upon which the Revolving Loan Commitments have been terminated, no Revolving Credit Note or Term Note or Letter of Credit under the Loan Agreement is outstanding (and all Loans have been paid in full) and all other Obligations have been paid in full (other than arising from indemnities for which no request has been made).

           (b) In the event that any part of the Collateral is sold in connection with a sale permitted by Section 8.1 of the Loan Agreement or is otherwise released at the direction of the Agent Bank, and the proceeds of such sale or sales or from such release are applied in accordance with the terms of the Loan Agreement to the extent required to be so applied, the Pledgee, at the request and expense of the respective Pledgor will release such Collateral from this Pledge Agreement, duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Pledge Agreement.

           (c) At any time that any Pledgor desires that Collateral be released as provided in the foregoing Section 18(a) or (b), it shall deliver to the Pledgee a certificate signed by a principal executive officer stating that the release of the respective Collateral is permitted pursuant to Section 18(a) or
(b). The Pledgee shall have no liability whatsoever to any Bank as the result of any release of Collateral by it as permitted by this Section 18.

           19. NOTICES, ETC. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by first class mail, postage prepaid, addressed:

            (i) if to any Pledgor, at its address set forth opposite its signature below;

            (ii) if to the Pledgee, at:

                                          BANK ONE, KENTUCKY, NA
                                          416 West Jefferson Street
                                          Louisville, KY 40202
                                          Attn: Mr. Joseph Brenner

            (iii) if to any Bank (other than the Pledgee), at such address as such Bank shall have specified in the Loan Agreement;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

           20. WAIVER, AMENDMENT. None of the terms and conditions of this Pledge Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Pledgee (with the consent of the Majority Banks or, to the extent required by Section 16.10 of the Loan Agreement, all of the Banks) and each Pledgor affected thereby.

           21. PLEDGEE NOT BOUND. (a) Nothing herein shall be construed to make the Pledgee or any other Bank liable as a general partner or limited partner of any Pledged Partnership or a member of any Pledged LLC or a shareholder of any corporation, and neither the Pledgee nor any Bank by virtue of this Pledge Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a general partner or limited partner of any Pledged Partnership or a member of any Pledged LLC or a stockholder of any corporation. The parties hereto expressly agree that unless the Pledgee shall become the absolute owner of a Partnership Interest, a Membership Interest or Stock pursuant hereto, this Pledge Agreement shall not be construed as creating a partnership or joint venture or membership agreement among the Pledgee, any other Bank and/or a Pledgor.

           (b) Except as provided in the last sentence of paragraph (a) of this
Section 21, the Pledgee, by accepting this Pledge Agreement, does not intend to become a general partner or limited partner of any Pledged Partnership or a member of any Pledged LLC or a shareholder of any corporation or otherwise be deemed to be a co-venturer with respect to any Pledgor or any Pledged Partnership or a member of any Pledged LLC or a shareholder of any corporation either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and shall assume none of the duties, obligations or liabilities of a general partner or limited partner of any Pledged Partnership or of a member of any Pledged LLC or of a Pledgor.

           (c) The Pledgee shall not be obligated to perform or discharge any obligation of a Pledgor as a result of the collateral assignment hereby effected.

           (d) The acceptance by the Pledgee of this Pledge Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty of liability under the Collateral.

           22. MISCELLANEOUS. This Pledge Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 18, (ii) be binding upon each Pledgor, its successors and assigns; and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the other Banks and their respective successors, transferees and assigns. THIS PLEDGE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The headings of the several sections and subsections in this Pledge Agreement are for purposes of reference only and shall not limit or define the meaning hereof This Pledge Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. In the event that any provision of this Pledge Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Pledge Agreement which shall remain binding on an parties hereto.

           23. WAIVER OF JURY TRIAL. Each Pledgor and the Pledgee hereby irrevocably waive all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Pledge Agreement or the transactions contemplated hereby.

           24. ADDITIONAL PLEDGORS. It is understood and agreed that any subsidiary of the Borrower that becomes a Subsidiary of the Borrower subsequent to the date hereof shall be required to execute a counterpart of this Pledge Agreement and shall become a Pledgor hereunder by executing a counterpart hereof and delivering the same to the Pledgee and Annexes A, B, C and D will be modified at such time in a manner acceptable to the Pledgee to give effect to such additional Pledgor.

           25. AUTHORIZATION AND DIRECTION. Each Pledged Partnership and each Pledged LLC is hereby authorized and directed to register the respective Pledgor's pledge to the Pledgee on behalf of the Banks of the interest of such Pledgor on such entity's books. Each Pledgor agrees to give the respective Pledged Partnership or Pledged LLC, as the case may be, a Pledge Notice, and to cause each such Pledged Partnership or Pledged LLC, as the case may be, to acknowledge such notice with a Pledge Acknowledgement.

                                      * * *

           IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Pledge Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

257 Park Avenue South, 7th Fl.           NORTH ATLANTIC TRADING
New York, New York 10010-7304            COMPANY, INC., as a Pledgor

                                         By:
                                             ----------------------------------
                                             Title:



257 Park Avenue South, 7th Fl.           NORTH ATLANTIC OPERATING
New York, New York 10010-7304            COMPANY, INC., as a Pledgor

                                         By:
                                             ----------------------------------
                                             Title:


257 Park Avenue South, 7th Fl.           NATIONAL TOBACCO COMPANY,
New York, New York 10010-7304            L.P., as a Pledgor

                                         BY: NATIONAL TOBACCO
                                         FINANCE CORPORATION, as its
                                         General Partner

                                         By:
                                             ----------------------------------
                                             Title:


257 Park Avenue South, 7th Fl.           NATIONAL TOBACCO FINANCE
New York, New York 10010-7304            CORPORATION, as a Pledgor

                                         By:
                                             ----------------------------------
                                             Title:

416 West Jefferson                       BANK ONE, KENTUCKY NA
Louisville Kentucky 40202                as Agent Bank, on behalf of itself
and
                                         The Banks, as Pledgee

                                         By:
                                             ----------------------------------
                                             Title:

II.        Security Documents and Related Documentation,

           A.            Pledge Agreement:

           ANNEX A       List of Subsidiaries
           ANNEX B       List of Stock
           ANNEX C       List of Notes
           ANNEX D       List of Partnership Interests/Membership, Interests
           ANNEX E       Form of Pledge Notice
           ANNEX F       Form of Pledge Acknowledgment

                                Pledge Agreement

                                     ANNEX A

                              List of Subsidiaries
                              --------------------

A.   North Atlantic Trading Company, Inc.

     Name                                      Jurisdiction
     National Tobacco Finance Corporation      Incorporated in the State of
                                               Delaware

     National Tobacco Company, L.P.            Limited Partnership organized in
                                               Delaware

     North Atlantic Operating Company, Inc.    Incorporated in the State of
                                               Delaware


     B.   National Tobacco Finance Corporation

          None.

     C.   National Tobacco Company, L.P.

          None.

     D.   North Atlantic Operating Company, Inc.

          None.

                                Pledge Agreement

                                     ANNEX B

                                  List of Stock
                                  -------------

A.         North Atlantic Trading Company, Inc.


Name of                                         Type                                                                   Percentage
Issuing Corporation                          of Shares          No. of Shares             Certificate No.                Owned
-------------------                          ---------          -------------             ---------------                -----
National Tobacco Finance Corporation           Common                100                         2                        100%

North Atlantic Operating Company, Inc.         Common                100                         1                        100%


           B.        National Tobacco Finance Corporation

                     None.

           C.        National Tobacco Company, L.P.

                     None.

           D.        North Atlantic Operating Company, Inc.

                     None.

                                Pledge Agreement

                                     ANNEX C

                                  List of Notes


           A.        North Atlantic Trading Company, Inc.

                     None.

           B.        National Tobacco Finance Corporation

                     None.

           C.        National Tobacco Company, L.P.

                     None.

           D.        North Atlantic Operating Company, Inc.

                     None.

                                Pledge Agreement

                                     ANNEX D

                     PART I - List of Partnership Interests

           A.        North Atlantic Trading Company, Inc.

                                                                        Type of
                                                                        Partnership                    Percentage
                     Pledged Entities                                   Interest                       Owned
                     ----------------                                   -----------                    -----
                     National Tobacco Company, L.P.                     Limited                        99%

           B.        National Tobacco Finance Corporation

                                                                        Type of
                                                                        Partnership                    Percentage
                     Pledged Entities                                   Interest                       Owned
                     ----------------                                   -----------                    -----
                     National Tobacco Company, L.P.                     General                        1%


           C.        National Tobacco Company, L.P.

                     None.

           D.        North Atlantic Operating Company, Inc.

                     None.


                      PART II - List of Membership Interest

           A.        North Atlantic Trading Company, Inc.

                     None.

           B.        National Tobacco Finance Corporation

                     None.

           C.        National Tobacco Company, L.P.

                     None.

           D.        North Atlantic Operating Company, Inc.

                                      None.

                                Pledge Agreement

                                     ANNEX E

                              FORM OF PLEDGE NOTICE

                             [Letterhead of Pledgor]

                                                                          [Date]

TO:        [Name of Pledged Entity]

                     Notice is hereby given that, pursuant to the Pledge Agreement (a true and correct copy of which is attached hereto), dated as of December 29, 2000 (as amended, modified-or supplemented from time to time in accordance with the terms thereof, the "Pledge Agreement"), between [NAME OF PLEDGOR] (the "Pledgor"), the other pledgors from time to time party thereto and Bank One, Kentucky; NA, as Agent Bank (the "Pledgee") on behalf of the Banks described therein, the Pledgor has pledged and assigned to the Pledgee for the benefit of the Banks, and granted to the Pledgee for the benefit of the Banks a continuing security interest in, all right, title and interest of the Pledgor, whether now existing or hereafter arising or acquired, as a [[limited [general] partner] [member] in [NAME OF PLEDGED ENTITY] (the ["Partnership"] ["LLC"]), and in, to and under the [TITLE OF APPLICABLE AGREEMENT] (the "[Partnership] [LLC] Agreement"), including, without limitation:

                     (i) all the capital of the [Partnership] [LLC] and the Pledgor's interest in all profits, losses, and other distributions to which the Pledgor shall at any time be entitled in respect of such interest;

                     (ii) all other payments due or to become due to the Pledgor in respect of such partnership interest, whether under the [Partnership] [LLC] Agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                     (iii) all of its claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under the [Partnership] [LLC] Agreement or at law or otherwise in respect of such interest;

                     (iv) all present and future claims, if any, of the Pledgor against the (Partnership] [LLC] for moneys loaned or advanced, for services rendered or otherwise;

                     (v) all of the Pledgor's rights under the [Partnership] [LLC] Agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Pledgor relating to the [Partnership] [Membership] Interest, including any power to terminate, cancel or modify the [Partnership] [LLC] Agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Pledgor in respect of the [Partnership] [Membership] Interest and the [Partnership] [LLC] to make determinations, to exercise any election (including, but not limited, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

                     (vi) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof, and

                     (vii) to the extent not otherwise included, all proceeds of any or all of the foregoing.

                     Pursuant to the Pledge Agreement, the [Partnership] [LLC] is hereby authorized and directed to register the Pledgor's pledge to the Pledgee on behalf of the Banks of the interest of the Pledgor on the [Partnership's] [LLC's] books.

                     The Pledgor hereby requests the [Partnership] [LLC] to indicate the [Partnership's] [LLC's] acceptance of this Notice and consent to and confirmation of its terms and provisions by signing a copy hereof where indicated on the attached page and returning the same to the Pledgee on behalf of the Banks.

                                      [NAME OF PLEDGOR]


                                      By:
                                          ------------------------------------
                                      Title

                                Pledge Agreement

                                     ANNEX F



                          FORM OF PLEDGE ACKNOWLEDGMENT

                     [NAME OF PLEDGED ENTITY] (the ["Partnership"] ["LLC"]) hereby acknowledges receipt of a copy of the assignment by [NAME OF PLEDGOR] ("Pledgor") of its interest under the [TITLE OF APPLICABLE AGREEMENT] (the "(Partnership] [LLC] Agreement") pursuant to the terms of the Pledge Agreement, dated as of December 29, 2000 (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "Pledge Agreement"), between the Pledgor, the other pledgors from time to time party thereto and Bank One, Kentucky, NA, as Agent Bank (the "Pledgee") on behalf of the Banks described therein. The undersigned hereby further confirms the registration of the Pledgor's pledge of its interest to the Pledgee on behalf of the Banks on the [Partnership's] [LLC's] books.


Dated: ____________ ___, 2000

                                      [NAME OF PLEDGED ENTITY]


                                      By:
                                          -------------------------------------
                                          Title: